Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of Data Storage Corporation (the “Company”) on Form 10-K for the year ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles M. Piluso , Chief Executive Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

Signature	Title	Date

/s/ Charles M. Piluso	President, Chief Executive Officer	April 16, 2013
Charles M. Piluso	Chief Financial Officer Principal Executive Officer Principal Accounting Officer